SunAmerica Series Trust

Supplement to the Prospectus dated February 28, 1997

The fifth full paragraph on page 30 of the Prospectus contained in the Polaris Variable Annuity prospectus for Anchor National Life Insurance Company, the fourth full paragraph on page 33 of the Prospectus contained in the Polaris Variable Annuity prospectus for First SunAmerica Life Insurance Company, and the fourth full paragraph on page 32 of the Anchor Advisor Variable Annuity prospectus for Anchor National Life Insurance Company, under the subheading entitled "Subadvisers" have been supplemented with the following information:

On February 5, 1997, Morgan Stanley Group, Inc. and Dean Witter,
Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co.
Morgan Stanley Group Inc. is the direct parent of Morgan Stanley
Asset Management Inc. ("MSAM"), subadviser to the Worldwide High
Income and International Diversified Equities Portfolios. It is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

April 14, 1997